UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

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(  )  Preliminary Information Statement

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VOYA EQUITY TRUST

(Name of Registrant as Specified in Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT

Relating to

Voya Multi-Manager Mid Cap Value Fund
(a series of Voya Equity Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

This communication (the "Notice") presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Multi-Manager Mid Cap Value Fund (the "Fund"), a series of Voya Equity Trust (the "Registrant"). The Information Statement details a sub-adviser change relating to the Fund. In connection with its duties as the investment adviser for the Registrant, Voya Investments, LLC (the "Adviser") reviews and evaluates the Registrant's sub-advisers on an ongoing basis.

At a meeting held on January 11, 2023, the Board of Trustees of the Registrant (the "Board") approved the following changes with respect to the Fund: (i) the removal of Hahn Capital Management, LLC and LSV Asset Management as sub-advisers to the Fund, effective at the close of business on March 14, 2023; (ii) the appointment of Victory Capital Management, Inc. ("Victory Capital") as a sub-adviser to the Fund, pursuant to a sub-advisory agreement effective at the close of business on March 17, 2023; and (iii) related changes to the Fund's principal investment strategies and portfolio managers, effective at the close of business on March 17, 2023. Voya Investment Management Co. LLC will continue to serve as a sub-adviser to the Fund. A prospectus supplement describing these and other changes was mailed to shareholders on or about January 24, 2023.

The appointment of Victory Capital as one of the Fund's sub-advisers was effected in accordance with an exemptive order (the "Order") that the U.S Securities and Exchange Commission granted to the Registrant permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Registrant is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Fund will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until August 10, 2023. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than May 12, 2024.

INFORMATION STATEMENT

May 12, 2023

Voya Multi-Manager Mid Cap Value Fund
(A series of Voya Equity Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

Voya Multi-Manager Mid Cap Value Fund is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION

Why did you send me this booklet?

This booklet includes an information statement ("Information Statement") for Voya Multi-Manager Mid Cap Value Fund (the "Fund"), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Fund. The Fund is a separate series of Voya Equity Trust (the "Registrant"). This Information Statement will be provided on or about May 12, 2023 to shareholders of record as of the close of business on March 17, 2023 (the "Record Date").

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, Statement of Additional Information ("SAI"), annual report, and semi-annual report is available, without charge, on the Internet at www.individuals.voya.com/literature or by contacting the Fund at:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

NOTICE OF NEW SUB-ADVISORY AGREEMENT

What is happening?

At a meeting held on January 11, 2023, the Board of Trustees of the Registrant (the "Board") approved the following changes with respect to the Fund: (i) the removal of Hahn Capital Management, LLC ("Hahn Capital Management") and LSV Asset Management ("LSV") as sub-advisers to the Fund, effective at the close of business on March 14, 2023; (ii) the appointment of Victory Capital Management, Inc. ("Victory Capital") as a sub-adviser to the Fund, pursuant to a sub-advisory agreement effective at the close of business on March 17, 2023 (the "New Sub-Advisory Agreement"); and (iii) related changes to the Fund's principal investment strategies and portfolio managers, effective at the close of business on March 17, 2023. Voya Investment Management Co. LLC ("Voya IM" and, collectively with Victory Capital, the "Sub-Advisers" and each a "Sub-Adviser") will continue to serve as a sub-adviser to the Fund. A prospectus supplement describing these and other changes was mailed to shareholders on or about January 24, 2023.

The Fund and Voya Investments, LLC ("Voya Investments" or the "Adviser") have obtained an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") that permits the Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.

Who are the Sub-Advisers to the Fund?

Effective at the close of business on March 17, 2023, Victory Capital became a sub-adviser to the Fund, joining Voya IM. Please see Appendix A for a listing of the names, address, and the principal occupations of the principal executive officers of Victory Capital.

Victory Capital Management Inc.

Victory Capital is a New York corporation, registered as an investment adviser with the SEC. The principal address of Victory Capital is 15935 La Cantera Parkway, San Antonio, Texas 78256. As of March 31, 2023, Victory Capital had approximately $158.62 billion in assets under management and advisement. Victory Capital manages its portion of the Fund through its investment franchise, Sycamore Capital.

The following individuals are responsible for the day-to-day management of the Fund.

Portfolio	Sub-Adviser	Recent Professional Experience
Manager
James M.	Victory Capital	James Albers is a portfolio manager for the Sycamore Capital Small Cap Value Equity and Mid Cap Value
Albers, CFA		Equity strategies. He joined Victory Capital in 2005. Previously, Mr. Albers worked as a consultant with
Accenture and IBM Global Services. Mr. Albers earned a Bachelor of Science in economics and computer science and a Master of Science in finance from University of Wisconsin. Additionally, he is a CFA®
charterholder.
Gregory M.	Victory Capital	Greg Conners is a portfolio manager for the Sycamore Capital Small Cap Value Equity and Mid Cap Value
Conners		Equity strategies. He joined Victory Capital in 1999 with four years prior investment experience as a small cap research analyst with Carillon Advisors in Cincinnati. Prior to his tenure as portfolio manager, Mr.
Conners served as a research analyst for the Small Cap Value Equity strategy. Mr. Conners holds a
Bachelor of Science in economics from College of Mount St. Joseph and a Master of Business
Administration from Xavier University. Mr. Conners is a member of the Advisory Committee for Brighter
Days 4 Kids.
Jeffrey M.	Victory Capital	Jeffrey Graff is a portfolio manager for the Sycamore Capital Small Cap Value Equity and Mid Cap Value
Graff, CFA		Equity strategies. He joined Victory Capital in 2001 with six years prior investment experience. Previously,
Mr. Graff was employed as an equity analyst with A.G. Edwards & Sons in St. Louis, Missouri. He began his career in the investment industry as an equity research associate for Roulston & Company in
Cleveland, Ohio. Mr. Graff holds a Bachelor of Business Administration from Cleveland State University and a Master of Finance from St. Louis University. Additionally, he is a CFA® charterholder.
Gary H.	Victory Capital	Gary Miller is the Chief Investment Officer and lead portfolio manager of Sycamore Capital's Small Cap
Miller		Value Equity and Mid Cap Value Equity strategies. He joined Victory Capital in 1987. Prior to his tenure as portfolio manager, Mr. Miller served as an equity research analyst for the Small Cap Value and Mid Cap
Value Equity strategies. Mr. Miller holds a Bachelor of Business Administration in accounting from the
University of Cincinnati and a Master of Business Administration from Xavier University. Mr. Miller is involved in several philanthropic endeavors, including serving on the Foundation Board for the Freestore
Foodbank where he is a member of the Investment Committee and the Governance Committee.
Michael F.	Victory Capital	Michael Rodarte is a portfolio manager for the Sycamore Capital Small Cap Value Equity and Mid Cap
Rodarte,		Value Equity strategies. He joined Victory Capital in 2006. Previously, Mr. Rodarte worked as an analyst
CFA		with Keybanc Capital Markets in their corporate and investment banking groups. Mr. Rodarte earned his
Bachelor of Business Administration in finance, economics, and international business from Ohio
University. Additionally, he is a CFA® charterholder. Mr. Rodarte is involved in several philanthropic endeavors, including Co-founder and Chair of Level Up Cincinnati and serves on the Executive Board for
Big Brothers Big Sisters of Greater Cincinnati. He has also volunteered his time as a Big Brother with the organization for over 15 years.

Voya Investment Management Co. LLC

Voya IM was appointed as a sub-adviser to the Fund in November 2019. Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since

1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2022, Voya IM managed approximately $321 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the Fund.

Portfolio	Sub-Adviser	Recent Professional Experience
Manager
Steve Wetter	Voya IM	Mr. Wetter, Portfolio Manager, joined Voya IM in 2012 and is responsible for portfolio management of the index, active quantitative, and smart beta strategies. Prior to joining Voya IM, he was a portfolio manager and trader at Mellon Asset Management (2007-2009) and Northern Trust (2003-2007).
Kai Yee	Voya IM	Ms. Wong, Portfolio Manager, joined Voya IM in 2012 and is responsible for the portfolio management of
Wong		the index, active quantitative, and smart beta strategies. Prior to joining Voya IM, she worked as a senior equity portfolio manager at Northern Trust (2003-2009) where she was responsible for managing various global indices, including developed, emerging, real estate, Topix, and socially responsible benchmarks.

Who were the former sub-advisers?

Hahn Capital Management and LSW each acted as a sub-adviser to the Fund until the close of business on March 14, 2023 pursuant to a sub- advisory agreement dated September 17, 2018 and November 18, 2014, respectively (together, the "Prior Sub-Advisory Agreements").

Hahn Capital Management, an investment adviser registered with the SEC, was founded in 1988 by Elaine F. Hahn. In 2004, Hahn Capital Management was converted from a wholly-owned LLC to a Member-Managed LLC. Ms. Hahn retired from the firm in July 2018. Hahn Capital Management is 100% employee-owned and -managed with three managing members. Hahn Capital Management provides non-custodial full discretionary investment advisory services to its clients. Hahn Capital Management provides investment advice on investment types including mid cap value equity, mid cap core equity, and equity value strategies. Hahn Capital Management's principal address is 1990 N. Ca lifornia Boulevard, Suite 600, Walnut Creek, CA 94596.

LSV was established in 1994 and specializes in value equity management for institutional investors around the world. LSV is a partnership between LSV's management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV's principal address is 155 N. Wacker Drive, Suite 4600, Chicago, IL 60606.

How did this change affect the management of the Fund?

From the open of business on March 13, 2023 through the close of business on March 17, 2023, the Fund entered a transition period during which time the Fund's assets managed by Hahn Capital Management and LSV were allocated to Victory Capital. As of March 17, 2023 Messrs. Albers, Conners, Graff, Miller, and Rodarte of Victory Capital are now portfolio managers for a portion of the Fund's assets previously managed by Hahn Capital Management and LSV.

Mr. Wetter and Ms. Wong continue to be portfolio managers for the portion of the Fund managed by Voya IM.

Were there changes to the name of the Fund, its investment objective, or principal investment strategies?

As described in the supplement to the Fund's prospectus dated January 24, 2023, changes have been made to the principal investment strategy in connection with the appointment of Victory Capital as a sub-adviser to the Fund. These changes to the principal investment strategy became effective at the close of business on March 17, 2023. No changes were made to the Fund's name or investment objective.

The following chart compares the prior principal investment strategy to the current principal investment strategy effective at the close of business on March 17, 2023.

Prior Strategy	Current Strategy

Investment

Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid- capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, Hahn Capital Management, LLC ("Hahn Capital Management"), LSV Asset Management ("LSV"), and Voya Investment Management, Co. LLC ("Voya IM") (each, a "Sub-Adviser" and collectively, "Sub-Advisers") define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400® Index at the time of purchase. The market capitalization range of companies in these indices will change with market conditions. The market capitalization range of companies in the Russell Midcap® Index as of June 30, 2022 ranged from $1.9 billion to $46.5 billion. The market capitalization range of companies in the S&P MidCap 400® Index as of June 30, 2022 ranged from $1.8 billion to $23.3 billion.

The Fund focuses on securities that the sub-advisers believe are undervalued in the marketplace.

The Fund expects to invest primarily in securities of U.S.- based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. Countries with developing and emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of western Europe.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, Victory Capital Management Inc. ("Victory Capital"), and Voya Investment Management Co. LLC ("Voya IM") (each, a "Sub-Adviser" and together, the "Sub-Advisers") define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400® Index at the time of purchase. The market capitalization range of companies in these indices will change with market conditions. The market capitalization range of companies in the Russell Midcap® Index as of June 30, 2022 ranged from $1.9 billion to $46.5 billion. The market capitalization range of companies in the S&P MidCap 400® Index as of June 30, 2022 ranged from $1.8 billion to $23.3 billion.

The Fund focuses on securities that the Sub-Advisers believe are undervalued in the marketplace.

The Fund expects to invest primarily in securities of U.S.- based companies, but may also invest in securities of foreign (non-U.S.) companies.

The Fund may also invest in real estate-related securities, including real estate investment trusts ("REITs").

The Fund may also invest in derivatives, including, but not limited to, futures, as a substitute for securities in which the Fund can invest, for cash management, and/or to seek to enhance returns in the Fund.

Prior Strategy	Current Strategy

The Fund may also invest in real estate-related securities, including real estate investment trusts ("REITs").

The Fund may also invest in derivatives, including futures, as a substitute for securities in which the Fund can invest, for cash management, and/or to seek to enhance returns in the Fund.

The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Voya Investments, LLC (the "Investment Adviser") allocates the Fund's assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser will typically consider environmental, social, and governance ("ESG") factors as part of its investment analysis and decision-making processes. The Investment Adviser may, from time to time, directly manage a portion of the Fund's assets to seek to manage the Fund's overall risk exposure to achieve the Fund's desired risk/return profile and to effect the Fund's investment strategies. The Investment Adviser may invest in futures and ETFs to implement its investment process.

The Sub-Advisers provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

LSV

LSV's active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of LSV's quantitative model are:

•indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to- earnings ratio;

•indicators of past negative market sentiment, such as poor past stock price performance;

•indicators of recent momentum, such as high recent stock price performance; and

•control of incremental risk relative to the Russell Midcap® Value Index.

All such indicators are measured relative to the overall universe of mid-capitalization companies.

The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and under the terms of applicable no-action relief or exemptive orders granted thereunder.

The Investment Adviser allocates the Fund's assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub-adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance ("ESG") factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser's evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser's decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.

The Investment Adviser may, from time to time, directly manage a portion of the Fund's assets to seek to manage the Fund's overall risk exposure to achieve the Fund's desired risk/return profile and to effect the Fund's investment strategies. The Investment Adviser may invest in futures and ETFs to implement its investment process.

The Sub-Advisers provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets.

Victory Capital Management Inc.

Victory Capital invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the Sub-Adviser's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Sub-Adviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

Prior Strategy	Current Strategy
Hahn Capital Management	Voya Investment Management Co. LLC

Hahn Capital Management's investment process, from beginning to end, seeks to identify, quantify and manage risk, with the goal of attempting to minimize capital losses. Hahn Capital Management believes that risk mitigation is best accomplished through a strategy that calls for investing in companies it believes possess high quality characteristics in three areas: 1) business model;

2)balance sheet; and 3) management skill. Hahn Capital Management generally holds between 30-35 companies in its investment portfolio. Hahn Capital Management employs a value style of investing focusing on the underlying intrinsic value of an investment, where intrinsic value is defined as the price that an educated strategic buyer would pay to gain a controlling interest in the underlying asset. Hahn Capital Management's strategy is to purchase these assets at a discount to their value and hold them until the value is fully recognized by the broader market.

Voya IM

Voya IM employs a "passive management" approach designed to track the performance of a custom index created by FTSE Russell for Voya IM, the Russell Midcap Select Factor Index ("Index"). The Index is designed to capture risk exposure to a broad set of four factors that contribute to equity performance. These four factors are Momentum, Quality, Value and Low Volatility. Each of these factors is supported by academic research, with strong theoretical explanations as to why the factor historically has provided a return premium. The companies eligible for inclusion in the Index are derived from its starting universe, the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market, as defined by FTSE Russell. Companies are included in the Index based on a proprietary rules-based multi"factor selection and weighting process designed to increase the Index's exposure, relative to the starting universe, to companies demonstrating the four factors. As a result of the security selection process, the Index may be focused in one or more industries, which may change from time to time.

Voya IM seeks to replicate the performance of the Index, meaning it generally will invest in all of the securities in the Index in weightings consistent with that of the Index. The Fund's portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in ETFs, stock index futures, and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund's cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund's portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

Voya IM employs a "passive management" approach designed to track the performance of a custom index created by FTSE Russell for Voya IM, the Russell Midcap Value Select Factor Index (the "Index"). The Index is designed to capture exposure to a broad set of five factors that contribute to equity performance. These five factors are Momentum, Quality, Value, Size, and Low Volatility. Each of these factors is supported by academic research, with strong theoretical explanations as to why the factor historically has provided a return premium. The companies eligible for inclusion in the Index are derived from its starting universe, the Russell Midcap® Value Index, which measures the performance of the mid- capitalization value sector of the U.S. equity market, as defined by FTSE Russell. Companies are included in the Index based on a proprietary rules-based multifactor selection and weighting process designed to increase the Index's exposure, relative to the starting universe, to companies demonstrating the five factors. As a result of the security selection process, the Index may be focused in one or more industries, which may change from time to time.

Voya IM seeks to replicate the performance of the Index, meaning it generally will invest in all of the securities in the Index in weightings consistent with that of the Index. The Fund's portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in ETFs, stock index futures, and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund's cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund's portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

Prior Strategy	Current Strategy

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

What are the key risks of investing in the Fund after the changes to the principal investment strategies?

In conjunction with the changes made to the principal investment strategy described above, changes were also made to the principal investment risks of the Fund. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective at the close of business on March 17, 2023.

	Prior	Current
Risks	Principal	Principal
	Risks	Risks

Company: The price of a company's stock could decline or underperform for many reasons including, among	✓	✓
others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency: To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities
denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-	✓	✓
U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S.
dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of
exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic	✓	✓
leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.

Environmental, Social and/or Governance (multi-manager): Consideration by the Investment Adviser of
ESG factors in selecting sub-advisers may cause the Investment Adviser not to select sub-advisers for the
Fund that other investors that do not consider similar factors or that evaluate them differently might select.
This may cause the Fund to underperform the securities markets generally or other funds whose advisers do	✓	✓
not consider ESG factors or that use such factors differently. It is possible that the performance of sub-

advisers identified through the Investment Adviser's consideration of ESG factors will be less favorable than the Investment Adviser might have anticipated. The Investment Adviser's consideration of ESG factors in selecting sub-advisers may have an adverse effect on the Fund's performance.

Focused Investing (Index): To the extent that the Fund's index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Fund may allocate its investments to
approximately the same extent as the index. As a result, the Fund may be more sensitive to financial,	✓	✓
economic , business, political , regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the
Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Fund could underperform, or be more volatile than, a fund that has greater diversification.

Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.)
securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing , and financial reporting standards and practices; nationalization, expropriation, or
confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on	✓
sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations.
Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.

Current
Risks	Prior Risks	Risks
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of
U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial
reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency		✓
fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region.

Index Strategy (Fund): The index selected may underperform the overall market. To the extent the Fund seeks to track an index's performance, the Fund will not use defensive strategies or attempt to reduce its exposure to poor performing securities in the index. To the extent the Fund's investments track its target index, such Fund may underperform other funds that invest more broadly. Errors in index data, index
computations or the construction of the index in accordance with its methodology may occur from time to	✓	✓
time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund. The correlation between the Fund's performance and index performance may be affected by the Fund's expenses and the timing of purchases and redemptions of the
Fund's shares. In addition, the Fund's actual holdings might not match the index and the Fund's effective exposure to index securities at any given time may not precisely correlate.

Investment Model: A manager's proprietary model may not adequately take into account existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the
Fund's participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or
reduce gains. The Fund's volatility may not be lower than that of the Index during all market cycles due to	✓	✓
market factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors' historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.

Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, or at all, which could cause the Fund to lose money. Further, the lack of an
established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the	✓	✓
risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.

Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when
stock prices generally decline. Any given stock market segment may remain out of favor with investors for a	✓	✓
short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory, or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial
markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies	✓	✓
throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund's investments, including beyond the Fund's direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund's service providers.

	Prior	Current
Risks	Risks	Risks
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited
operating history, smaller size, limited markets, and financial resources, narrow product lines, less	✓	✓
management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds ("ETFs"), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or
premium from their net asset value. You will pay a proportionate share of the expenses of those other	✓	✓
investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

Real Estate Companies and Real Estate Investment Trusts ("REITs"): Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply
and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, environmental	✓	✓
problems, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

Securities Lending: Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Fund will receive cash or U.S. government securities as collateral.
Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received	✓	✓
from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund's other risks.

Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected.
Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in
its assessment of a company's value and the securities the Fund holds may not reach their full values. Risks	✓	✓

associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund's relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.

What are the terms of the New Sub-Advisory Agreement?

The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B. The New Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreements.

Fees. The Adviser and not the Fund is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreements. For the fiscal year ended May 31, 2022, the Adviser paid the former sub-advisers to the Fund (Hahn Capital Management and LSV) and Voya IM aggregate sub-advisory fees of $777,273.21, which represented approximately 0.33% of the Fund's average daily net assets.

Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreements obligate the sub-adviser to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest.

Limitation of Liability. Both the Prior and New Sub-Advisory Agreements provide that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser (a) shall not be liable for any act or omission respecting any series of the Registrant that is not subject to such agreement, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser's duties, or by reason of reckless disregard of the sub-adviser's obligations and duties.

Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board, or (2) the vote of a "majority" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of the Fund, and provided that such continuance is also approved by the vote of a majority of the Board who are neither parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the agreement, cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreements each contained a substantially identical provision with respect to the term and continuance of the respective Prior Sub-Advisory Agreements.

Termination. The New Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice to Victory Capital by: (1) the Adviser;

(2)the Board, without the payment of any penalty by the Fund; or (3) the vote of a majority of the outstanding voting securities, without the payment of any penalty by the Fund. Victory Capital may terminate the New Sub-Advisory Agreement at any time upon three (3) months' written notice, unless the Fund or the Adviser requests additional time to find a replacement for the sub-adviser, in which case Victory Capital shall allow the additional time requested, not to exceed three (3) additional months beyond the initial three-month notice period. Victory Capital may also terminate the New Sub-Advisory Agreement at any time, without penalty, effective upon written notice to the Adviser and the Registrant, in the event either Victory Capital (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that Victory Capital does not receive compensation for its services from the Adviser or Fund as required by the terms of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreements provided for the same terms with respect to termination.

The Prior Sub-Advisory Agreements with Hahn Capital Management and LSV were last approved by the Board on November 17, 2022.

What factors did the Board consider?

Section 15(c) of the 1940 Act provides that an investment company, such as the Registrant, on behalf of the Fund, can enter into a new sub-advisory agreement only if the Board, including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not "interested persons" of the Registrant, as such term is defined in the 1940 Act ("Independent Trustees"), approve the new agreement. At a meeting on January 11, 2023, the Board considered a proposal by management that the Board appoint Victory Capital as a sub-adviser to the Fund to replace Hahn and LSV and approve the New Sub-Advisory Agreement between the Adviser and Victory Capital. Pursuant to the New Sub-Advisory Agreement, Victory Capital would serve as an additional sub-adviser to the Fund, along with Voya IM. The Fund was previously sub-advised by Wellington Management Company LLP from the Fund's inception on October 3, 2011 until November 15, 2019, while LSV and Hahn began serving as sub-advisers to the Fund on February 10, 2014 and December 1, 2014, respectively. Voya IM was added as a sub-adviser on November 15, 2019.

The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Victory Capital's presentation before Investment Review Committee E of the Board at its January 10, 2023 meeting, as well as the contractual aspects considered at the meeting of the Contracts Committee of the Board held on January 6, 2023 ; (2) memoranda and related materials provided to the Board in advance of its January 11, 2023 meeting discussing the Adviser's rationale for recommending that Victory Capital be added as a sub-adviser to the Fund, including management's view that adding Victory Capital had the potential to improve risk-adjusted Fund performance; (3) Victory Capital's responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including a copy of the form-of the New Sub-Advisory Agreement; and (5) other information relevant to the Board's evaluation.

In determining whether to approve the New Sub-Advisory Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund.

In reviewing the proposed New Sub-Advisory Agreement, the Board considered a number of factors, including, but not limited to, the following: (1) the strength and reputation of Victory Capital in the investment management industry; (2) the nature, extent and quality of the services to be provided by Victory Capital under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Victory Capital; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Victory Capital; (5) the sub-advisory fee rate payable by the Adviser to Victory Capital; (6) the potential "fall-out" benefits to Victory Capital and its affiliates from Victory Capital's relationship with the Fund, including Victory Capital's ability to engage in soft-dollar transactions for the Fund; (7) Victory Capital's operations and compliance programs, including certain policies and procedures intended to assure compliance with the federal securities laws; (8) the appropriateness of the selection of Victory Capital in light of the Fund's investment objective and investor base; and (9) Victory Capital's Code of Ethics, and related procedures for complying with that Code.

The Board also considered the effect of approving the New Sub-Advisory Agreement on the profitability of the Adviser and Victory Capital with respect to the services provided to the Fund.

After its deliberation, the Board reached the following conclusions: (1) Victory Capital should be appointed to serve as a sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement, replacing Hahn and LSV as sub-advisers to the Fund; (2) the nature, extent and quality of services to be provided by Victory Capital under the New Sub-Advisory Agreement, the sub-advisory fee rate payable by the Adviser to Victory Capital, the anticipated impact on the Fund's performance of appointing Victory Capital as a sub-adviser to the Fund, the effect of approving the New Sub- Advisory Agreement on the Adviser's profitability with respect to its services to the Fund, and the "fall-out" benefits to the Adviser and to Victory Capital are reasonable in the context of all factors considered by the Board; and (3) Victory Capital maintains an appropriate compliance program, with this conclusion based upon, among other matters, a report from the Fund's Chief Compliance Officer concluding that Victory Capital's compliance policies and procedures are reasonably designed to prevent violation of federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT

Who are the service providers to the Fund?

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Portfolio. Voya Investments oversees all investment advisory and portfolio management services, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2022, Voya Investments managed approximately $73.2 billion in assets.

Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers and Trustees of the Fund that are employees of the Adviser. Appendix E includes the amount of advisory fees paid by the Fund to the Adviser for services provided under the investment advisory agreement for the most recent fiscal year.

Voya Investments Distributor, LLC (the "Distributor")

Voya Investments Distributor, LLC (the "Distributor"), a Delaware limited liability company, is the principal underwriter and distributor of the Fund. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. The Distributor's principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Can shareholders submit proposals for consideration in a future Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before the Fund begins to print and send its proxy materials. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Information Statement?

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Fund has received contrary instructions from one or more of the household's shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.

Who pays for this Information Statement?

The Adviser, or its affiliates, will pay the expenses incurred in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $30,000.

How many shares were outstanding as of the Record Date?

As of March 17, 2023, the following shares of beneficial interest of the Fund were outstanding:

Shares
Class	Outstanding
I	11,797,383.634
P	7,565,103.328
Total	19,362,486.962

Appendix D lists the persons that, as of March 17, 2023, owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund's knowledge, as of March 17, 2023, no Trustee or officer owned 1% or more of the outstanding shares of the Fund. As of March 17, 2023, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS

Executive Officers of Voya Investments, LLC

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Name and Title

Andy Simonoff – Director, President, and Chief Executive Officer

Huey P. Falgout, Jr. – Managing Director

James M. Fink – Managing Director

Jonathan Nash – Executive Vice President and Chief Investment Risk Officer Catrina Willingham – Vice President, Chief Financial Officer, and Controller Ericka McKenna – Vice President and Chief Compliance Officer

Joanne F. Osberg – Senior Vice President and Secretary

Michelle P. Luk – Senior Vice President and Treasurer

Executive Officers of Victory Capital Management, Inc.

15935 La Cantera Pkwy.

San Antonio, Texas 78256

David C. Brown – Chief Executive Officer, Chairman, Director

Michael D. Policarpo – President, Chief Financial Officer & Chief Administrative Officer, Director

Kelly Stevenson Cliff – President, Investment Franchises

Nina Gupta – Chief Legal Officer and Head of Human Resource Administration, Secretary, Director

APPENDIX B: SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this 17th day of March, 2023, between Voya Investments, LLC, an Arizona limited liability company (the "Manager"), and Victory Capital Management Inc., an New York corporation (the "Sub-Adviser").

WHEREAS, Voya Equity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, effective as of November 18, 2014 (the "Investment Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust's series; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated on May 1, 2015 (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term "Series" shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal

Revenue Code of 1986, as amended (the "Code"), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub- Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designates by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub - Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

(iv)The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

(v)The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month's end.

(i)A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)Confirmation of each Series' current investment objective and Sub-Adviser's projected plan to realize the Series' investment objectives.

(c)The Sub-Adviser will use its best efforts to assist the Manager to clarify any Morningstar style box conflicts with each Series' style.

(d)The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Boa rd of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Manager will review the Sub-Adviser's policies with respect to broker-dealer selection to ensure that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.Marketing Materials.

(a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub- Adviser in any way, within a reasonable amount of time prior to the use thereof to permit time for review, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the

Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8. Compliance.

(a)The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub- Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any a mendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

16.Indemnification.

(a)The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub- Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and ot her expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information furnished for such purpose to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub- Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon written information furnished for such purpose to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interest and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interest and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

17. Duration and Termination.

(a)With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect for two years from the effective date with respect to each such Series of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund's Board of /Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Voya Equity Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Attention: Joanne F. Osberg

If to the Sub-Adviser:

Victory Capital Management Inc. 4900 Tiedeman Road

4th Floor

Brooklyn, OH 44144

Attention: Chief Financial Officer

With copy to: Chief Legal Officer

If to the Manager:Voya Investments, LLC

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Attention: Todd Modic

18.Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.Use of Names.

(a)It is understood that the name "Voya Investments, LLC." or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark "Voya™" (collectively, the "Voya Marks") is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund/Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b)It is understood that the name "Victory Capital Management Inc.," or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the "Victory Marks") are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such Victory Marks in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of t he Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the Victory Marks.

20. Miscellaneous.

(a)This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

(b)The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)This Agreement may be executed in counterparts.

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APPENDIX C: OFFICERS OF THE FUND

Name and Title of each Officer of the Fund

Andy Simonoff – President and Chief Executive Officer

Jonathan Nash – Executive Vice President and Chief Investment Risk Officer

James M. Fink – Executive Vice President

Steven Hartstein – Chief Compliance Officer

Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary

Kimberly A. Anderson – Senior Vice President

Sara M. Donaldson – Senior Vice President

Andrew K. Schlueter – Vice President

Robert Terris – Senior Vice President

Joanne F. Osberg – Senior Vice President and Secretary

Fred Bedoya – Vice President, Principal Accounting Officer and Treasurer

Robyn L. Ichilov – Vice President

Jason Kadavy – Vice President

Erica McKenna – Vice President

Craig Wheeler – Vice President

Nicholas C.D. Ward – Assistant Vice President and Assistant Secretary Gizachew Wubishet – Assistant Vice President and Assistant Secretary Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following table provides information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of the Fund's outstanding shares as of March 17, 2023.

Percent of Class
of
	Shares and Type	Percentage
Name and Address of	of	of
Shareholder	Ownership	Fund

Voya Global Diversified Global Payment Fd	5.6%; Class I	3.4%

Attn: Voya Operations	Beneficial

7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2034
Voya Solution 2025 Portfolio	6.2%; Class I	3.8%
Attn: Voya Operations	Beneficial

7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2034

Voya Solution 2035 Portfolio	9.9%; Class I	6.0%

Attn: Voya Operations	Beneficial

7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2034

Voya Solution 2045 Portfolio	7.8%; Class I	4.7%
Attn: Voya Operations	Beneficial

7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2034

Voya Solution Moderately Aggressive Portfolio	16.7%; Class I	10.2%

Attn: Voya Operations	Beneficial

7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2034

Iowa Advisor 529 Plan FBO	5.9%: Class I	3.6%
Voya Midcap Value Fund Option	Beneficial

C/O Voya Investment Management LLC
Attn: Voya Operations
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2034

Voya Investment Trust Co FBO	14.9%; Class P	5.9%

Voya Target Solution 2035 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

Voya Investment Trust Co FBO	14.1%; Class P	5.5%
Voya Target Solution 2045 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

	13.9%; Class P	5.5%
Voya Investment Trust Co FBO

Voya Target Solution 2030 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

Voya Investment Trust Co FBO	13.9%; Class P	5.5%
Voya Target Solution 2050 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

Voya Investment Trust Co FBO	13.7%; Class P	5.4%

Voya Target Solution 2040 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

Voya Investment Trust Co FBO	10.7%; Class P	4.2%
Voya Target Solution 2055 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

Voya Investment Trust Co FBO	7.8%; Class P	3.1%

Voya Target Solution 2025 Trust Fund	Beneficial

One Orange Way
Windsor, CT 06095

APPENDIX E: ADVISORY FEES

During the past three fiscal years, the Fund paid the following investment management fees to the Adviser or its affiliates.

May 31, 2022	May 31, 2021	May 31, 2020
$1,674,841	$1,256,880	$874,635